Exhibit 10.2

FIRST AMENDMENT
TO
CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 29, 2015 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, a Delaware corporation (“Borrower”), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).
RECITALS:
Borrower, Lenders and Administrative Agent have previously entered into the Credit Agreement dated as of December 15, 2014, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
Borrower has requested amendments to certain provisions of the Credit Agreement, including to permit Borrower to provide a certain parent guaranty of the obligations of a Subsidiary in favor of the Government National Mortgage Association.
Lenders have agreed, subject to the terms and conditions hereof, to amend such provisions of the Credit Agreement, as provided in this First Amendment.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
Definitions
1.1    Definitions. All capitalized terms not otherwise defined herein have the same meaning as in the Credit Agreement.
ARTICLE II
Amendments to Credit Agreement
2.1    Amendments to Credit Agreement Section 7.02.
Subsection (f) of Section 7.02 is hereby amended and restated in its entirety, as follows:
(f)    Guarantees by the Borrower
(i)    (A) of Indebtedness of any Subsidiary and (B) of ordinary course obligations of any Subsidiary so long as (x) all Guarantees under this subclause (i) are unsecured and (y) the aggregate principal amount thereof shall not exceed $20,000,000; and
(ii)    of any Indebtedness or other obligations of Barrington Bank & Trust Company, N.A., pursuant to that certain Corporate Guaranty Agreement to be executed by the Borrower in favor of the Government National Mortgage Association in the form attached to the First Amendment to this Agreement dated October 29, 2015, so long as any Guarantee under this subclause (ii) is unsecured;

Exhibit 10.2

ARTICLE III
Conditions Precedent
3.1    Conditions. The effectiveness of this First Amendment is subject to the Administrative Agent’s receipt of this First Amendment executed by Borrower and the Required Lenders.
3.2    Effectiveness. Upon satisfaction of the conditions precedent in Section 3.1, this First Amendment shall be effective as of the date first written above.
ARTICLE IV
Ratification
4.1    Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
ARTICLE V
Representations and Warranties
5.1    Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational or governance document of Borrower or any applicable law, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, in which case they were true and correct on and as of such date, (c) no Default or Event of Default shall exist before or immediately after giving effect to this First Amendment, (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it is subject, and (e) there have been no amendments, supplements or other modifications to the organizational or governance documents of the Borrower since December 15, 2014.
5.2    Form of Corporate Guaranty Agreement. Borrower represents and warrants that the form of the Corporate Guaranty Agreement executed by Borrower and the Government National Mortgage Association as of the date hereof is the form attached as Exhibit A hereto.
ARTICLE VI
Miscellaneous
6.1    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended

Exhibit 10.2

hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
6.2    Severability. Any provision of this First Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
6.3    Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this First Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.
6.4    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. This First Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
(b)    Submission to Jurisdiction. Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this First Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this First Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this First Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this First Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this First Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
6.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT

Exhibit 10.2

EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
6.6    FINAL AGREEMENT. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel promptly following Borrower’s receipt of invoices therefor.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By:/s/David A. Dykstra
Name: David A. Dykstra
Title: Senior EVP and COO

First Amendment to Credit Agreement - Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:/s/Phillip Hagglund
Name: Phillip Hagglund
Title: SVP
WELLS FARGO BANK, N.A.,
as a Lender

By:/s/Phillip Hagglund
Name: Phillip Hagglund
Title: SVP

First Amendment to Credit Agreement - Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:/s/Joseph Travaglione
Name: Joseph Travaglione
Title: Managing Director

First Amendment to Credit Agreement - Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:/s/Peter Caligiuri
Name: Peter Caligiuri
Title: Vice President

First Amendment to Credit Agreement - Signature Page

EXHIBIT A
Corporate Guaranty Agreement
(See Attached)

First Amendment to Credit Agreement - Signature Page

Corporate Guaranty    U.S. Dept of Housing and Urban Development
Agreement    Government National Mortgage Association
_____________________________________________________________________________________

Whereas, _____________________ (“Parent”) is the parent company of
__________________________ (the “Subsidiary”); and
Whereas, the Subsidiary is applying to become an Issuer/is currently an Issuer in good standing of the of Government National Mortgage Association (“Ginnie Mae”) mortgage-backed securities (“MBS”) program; and
Whereas, the Subsidiary and/or Parent_____________________________________; and
Whereas, as a condition precedent to Ginnie Mae allowing the subsidiary to issue/continue to issue Ginnie Mae MBS, Ginnie Mae requires that the performance of the Subsidiary be unconditionally and absolutely guaranteed by Parent (“Corporate Guaranty”);
Now, therefore, in consideration of Ginnie Mae allowing the Subsidiary to issue/continue to issue Ginnie Mae MBS, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parent agrees as follows:
1.    Guaranty. The Parent hereby irrevocably guarantees to Ginnie Mae the prompt and unconditional performance of the obligations of the Subsidiary under the MBS program in accordance with the requirements of the Ginnie Mae Mortgage Backed Securities Guide 5500.3, Rev.1, as amended, modified or supplemented from time to time (the “Guide”) and related Guaranty Agreements. Except to the extent that actions taken by Ginnie Mae against the Subsidiary cause the obligations guaranteed by Parent with respect to the Subsidiary to be satisfied, in the event Ginnie Mae terminates the Subsidiary’s approval to participate in the MBS program, the Parent hereby agrees to reimburse Ginnie Mae for any and all actual and direct losses, damages, costs and expenses (including, without limitation, reasonable attorney’s fees) resulting from the non-performance or non-fulfillment of the Subsidiary of the MBS program requirements, and all legal and other expenses of or for the collection of payments due to the Subsidiary. In the event that any payment to Ginnie Mae in respect of the obligations guaranteed by the Parent pursuant to this Corporate Guaranty is rescinded or must otherwise be returned for any reason whatsoever, the Parent shall remain liable with respect of such obligations as if such payment had not been made. During the term of this Corporate Guaranty, the Parent shall not be discharged or released hereunder by reason of the discharge or release of the Subsidiary from its obligations under the Guide and related Guaranty Agreements for any reason, including surrender by the Subsidiary of its Ginnie Mae Issuer approval, a discharge in bankruptcy, receivership or other proceeding, a stay or other enforcement restriction, or any other reduction, modification, impairment or limitation of the liability of the Subsidiary. Ginnie Mae shall not be obligated to file any claim relating to the obligations guaranteed by the Parent pursuant to this Corporate Guaranty in the event that the Subsidiary becomes subject to a bankruptcy, or reorganization or similar proceeding, and the failure of Ginnie Mae to so file shall not affect the Parent’s obligations hereunder.
2.    Independent Obligation. The obligation of the Parent hereunder shall be, in each instance absolute, irrevocable and unconditional, and independent of the obligations of the Subsidiary. Parent may not assign its rights or delegate its obligations under this Corporate Guaranty without Ginnie Mae’s prior written consent. Ginnie Mae may proceed directly against the Parent to enforce its rights under this Corporate Guaranty without proceeding against or joining the Subsidiary. The Parent hereby waives any rights it may have to compel Ginnie Mae to proceed first against the Subsidiary. Neither the exercise of any remedies against the Subsidiary, nor the sale, enforcement or realization of any of the servicing rights, shall (except to the extent that such actions cause the obligations guaranteed by the Parent to be satisfied) in any way affect the Parent’s obligations hereunder, even though any rights which the Parent may have against such Subsidiary or others may be extinguished, diminished or otherwise affected by such action.
3.    No Waiver; Cumulative Rights. Ginnie Mae may grant any extension of time or indulgence to the Subsidiary for the payment of any sums due or take any note or other obligation or any security for the payment of any sum or sums due or to become due without notice to the Parent and without thereby in any releasing or affecting the liability of the Parent under this Corporate Guaranty. No failure on the part of Ginnie Mae to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single

_____________________________________________________________________________________________
Previous Editions Obsolete    Page 1 of 3        form HUD-11785 (12/2009)
                ref Handbook 5500.3

Corporate Guaranty    U.S. Dept of Housing and Urban Development
Agreement    Government National Mortgage Association
_____________________________________________________________________________________

or partial exercise by Ginnie Mae of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Ginnie Mae or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Ginnie Mae at any time or from time to time.
4.    Cost of Enforcement. The Parent agrees to indemnify Ginnie Mae for all out-of-pocket third party costs and expenses, including, but not limited to, reasonable attorneys’ fees, incurred or paid by Ginnie Mae in enforcing this Corporate Guaranty, whether or not litigation is commenced, if the Parent defaults in any payment owing by it hereunder.
5.    Governing Law and Consent to Jurisdiction. This Corporate Guaranty shall be governed by and construed in accordance with the federal law of the United States of America. To the extent that federal law does not apply, the laws of the state of New York shall apply. The Parent agrees that the United States of America District Court for the District of Columbia shall have exclusive jurisdiction to hear and determine any claims or disputes pertaining directly or indirectly to this Corporate Guaranty or to any matter arising herefrom or related hereto. The Parent hereby expressly submits and consents in advance to such jurisdiction and venue in any action or proceeding either commenced by Ginnie Mae, or brought against the Parent in such court.
6.    No Oral Change. This Corporate Guaranty may not be changed or amended, except by a writing signed by the party against whom enforcement of such change or amendment is sought, and no obligation of the Parent shall be released or waived except by a writing signed by Ginnie Mae.
7.    Parent’s Representations and Warranties. The Parent hereby represents and warrants to Ginnie Mae as follows:

a.
The Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and capacity to enter into this Corporate Guaranty and to perform its obligations hereunder. The Parent’s execution and delivery of this Corporate Guaranty and any related agreements or instruments and the consummation of the transactions contemplated hereby has been duly authorized by all requisite action, and no further action or approval required in order to constitute this Corporate Guaranty as a binding and enforceable obligation of the Parent;

b.
The Parent’s execution and delivery of this Corporate Guaranty does not violate any provision of law or regulation, or any order or any court or other agency or instrumentality or government (including, but not limited to, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive or consent decree);

c.
The execution, delivery and performance of this Corporate Guaranty, and any related agreements or instruments by the Parent, its compliance with the terms hereof and thereof, and consummation of the transactions contemplated hereby and thereby, will not violate, conflict with, result in any material breach of, constitute a material default under, be prohibited by, or require any additional approval under its bylaws, or any instrument or agreement to which it is a party or by which it is bound;

d.
All consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Corporate Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Corporate Guaranty; and

e.
This Corporate Guaranty constitutes a legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

_____________________________________________________________________________________________
Previous Editions Obsolete    Page 2 of 3        form HUD-11785 (12/2009)
                ref Handbook 5500.3

Corporate Guaranty    U.S. Dept of Housing and Urban Development
Agreement    Government National Mortgage Association
_____________________________________________________________________________________

8.    Restriction on Assets Pledged. Parent and Subsidiary warrant that no mortgage servicing that backs Ginnie Mae guaranteed securities shall be pledged without Ginnie Mae’s written agreement.
9.    Termination. This Corporate Guaranty shall be terminated if and when the Subsidiary has relinquished its Ginnie Mae Issuer approval, has transferred its Ginnie Mae pools to an approved Ginnie Mae Issuer with Ginnie Mae’s consent, and has satisfied all outstanding obligations to Ginnie Mae. This Corporate Guaranty shall not terminate, and this section shall in no way limit Ginnie Mae’s rights, in the event Ginnie Mae is entitled to proceed against the Parent under Section 1 above.
10.    Notices. All notices or demands on the Parent shall be deemed effective when received, shall be in writing and shall be delivered by hand or by registered mail, or by facsimile transmission promptly confirmed by registered mail, addressed to the Parent at:
Parent Address:    _________________________    _________________________    _________________________
Parent Fax #:    _________________________    _________________________    _________________________
or to such other address or fax number as the Parent shall have notified Ginnie Mae in a written notice delivered to Ginnie Mae in accordance with the related Guaranty Agreements.
In witness whereof, the undersigned has caused this Corporate Guaranty to be executed by a duly authorized officer and its corporate seal to be affixed and attested by its Secretary in accordance with express authority of its Board of Directors.

Dated:
Attest:	By:
(Secretary)	(Authorized Officer)

(Seal)

_____________________________________________________________________________________________
Previous Editions Obsolete    Page 3 of 3        form HUD-11785 (12/2009)
                ref Handbook 5500.3